UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 28, 2004

                                ITEX Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                         (State or Other Jurisdiction of
                                 Incorporation)

              0-18275                               93-0922994
      (Commission File Number)         (IRS Employer Identification Number)

                                ITEX Corporation
                         3625 - 132nd Ave SE, Suite 200
                               Bellevue, WA 98006
                    (Address of Principal Executive Offices)

                                 (425) 463-4000
                  (Registrant's Telephone, Including Area Code)

                                ITEX Corporation

Item 5. Other Events

      On April 28, 2004, ITEX Corporation issued a press release announcing it had settled three outstanding lawsuits to which it had been a party. In the matter of former executives Lewis "Spike" Humer, Jr. and Melvin Kerr, the parties reached a mutually acceptable mediated settlement of claims with no admissions of wrongdoing by any of the parties. As part of the settlement, ITEX accepted the resignations of Mr. Humer and Mr. Kerr as executive officers, and the resignation of Mr. Humer as a director, all effective June 15, 2003. Terms of the settlement remain confidential.

      In the matter of former Chief Financial Officer, Daniella Calvitti, the parties reached a mediated settlement of all claims. As part of the settlement, ITEX accepted the resignation of Ms. Calvitti effective March 15, 2003. Terms of the settlement remain confidential.

      In an unrelated legal matter related to the opening of a broker office in Salt Lake City, ITEX settled with plaintiffs Graham Norris, Sr. and Zibco Corporation.

      An accrual charge for these litigation matters had been taken during the fourth quarter ended July 31, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7. Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press release dated April 28, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation
(Registrant)

By: /s/ Steven White
    ----------------
Chief Executive Officer

Date: April 28, 2004